SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  JULY 6, 2000
                        (Date of earliest event reported)


                         ESCO TRANSPORTATION, CO.(exact name of registrant as
                            specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)

        0-2882                                                55-0257510
        ------                                                ----------
(Commission  File Number)                           (IRS Employer Identification
Number)


4031  Eastpark  Dr.,  Houston,  Texas                            77028
------------------------------------------                       -----
(Address of principal executive offices)
(Zip  Code)


                                 (713) 644-0265
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM  6.  Resignations  of  Registrant's  Directors.

(a) Effective June 30, 2000, Robert F. Darilek officially resigned as the Registrant's Chief Financial Officer and Member of the Board of Directors of ESCO Transportation Co. Effective June 23, 2000, Robert J. Weaver officially resigned as President/COO and Member of the Board of Directors of ESCO Transportation Co. Effective July 6, 2000, Bernard Vlahakis officially resigned as a Member of the Board of Directors of ESCO Transportation Co.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.


                                             ESCO  Transportation  Co.


Date:   July  6,  2000
                                             By:_______________________
                                             Edwis  L.  Selph
                                             Chairman  of  the  Board

                                 SPENCER & ASSOCIATES, P.C.
                                 Attorneys and Counselors at Law\
                                 Pan Jackson Building                           ASSISTANTS
                                 4041 Richmond Avenue   Fifth Floor  ---------------------------------
                                 Houston, Texas 77027-6837
BONNIE E. SPENCER (SHAREHOLDER)  Telephone (713) 961-7770            CRISTINA A. SCOTT (PARALEGAL)
                                                                     ---------------------------------
TONYA L. SULLIVAN (ASSOCIATE)    Facsimile (713) 961-5336            SHELIA O. COPUS (LEGAL ASSISTANT)
                                                                     ---------------------------------
STEPHANIE J. HALL (ASSOCIATE)    Toll Free (888) 237-4LAW            CATHY M. EASTERLY (ACCOUNTING)
                                                                     ---------------------------------
                                 E-Mail:                             M. NATALIA EASTERLY (MARKETING)
                                                                     ---------------------------------
                                 Website:                            RENE M. SIGMAN (LAW CLERK)
                                 ----------------------------------  ---------------------------------

                                     July 6, 2000
                                     ------------


U.S.  Securities  and
Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

     Re:     ESCO  TRANSPORTATION,  CO.  FORM  8K  -  COMMISSION  FILE  NO.02882

Dear  Sir  or  Madam:

     On behalf of ESCO Transportation Co., we hereby enclose for filing an original and three copies of Form 8K. This Form 8K notifies the Securities &
Exchange Commission of the resignation of three (3) members of the Board of Directors of ESCO Transportation Co. If a member of the Commission's staff has any questions or concerns regarding the enclosed, please do not hesitate to contact us.

     Please acknowledge receipt of this filing by date-stamping and returning a copy of this letter in the self-addressed and stamped envelope provided.


                              Very  truly  yours,

                              Spencer  &  Associates,  P.C.


                              /S/ Bonnie  E.  Spencer
                              -------------------------
                                  Bonnie  E.  Spencer


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